SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                               -------------------

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               -------------------

                             FALMOUTH BANCORP, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                 04-3337685
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


                             FALMOUTH BANCORP, INC.
                                20 DAVIS STRAITS
                          FALMOUTH, MASSACHUSETTS 02540
                    (Address of principal executive offices)

                               -------------------

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

     Title of each class                     Name of each exchange on which
     to be so registered                     each class is to be registered
     -------------------                     ------------------------------
          NONE                               NOT APPLICABLE

                               -------------------

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                     COMMON STOCK, PAR VALUE, $.01 PER SHARE
                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.


     For a description of the shares of common stock, par value $.01 per share, of Falmouth Bancorp, Inc. (the "Registrant") being registered hereunder, as required by Item 202 of Regulation S-K, and in accordance with the Instruction to Item 1 of Form 8-A, see the following captions in the Proxy Statement/Prospectus of the Registrant filed with the Securities and Exchange Commission on November 27, 1997 as part of the Registrant's Registration Statement on Form S-4, No. 333-16931, which captions are incorporated herein by reference: DESCRIPTION OF THE REORGANIZATION; DESCRIPTION OF BANCORP CAPITAL STOCK; DESCRIPTION OF FALMOUTH CAPITAL STOCK; CERTAIN DIFFERENCES IN STOCKHOLDER RIGHTS.

ITEM 2.  EXHIBITS.

     The following Exhibits are either filed as part of this Registration Statement or are incorporated herein by reference:

     1 Registration Statement on Form S-4 (Registration No. 333-16931), as filed with the Securities and Exchange Commission on November 27, 1996.*

     2.1 Annual Report on Form F-2 for the year ended September 30, 1996, as filed with the Federal Deposit Insurance Corporation.

     2.2 Quarterly Report on Form F-4 for the quarter ended December 31, 1996, as filed with the Federal Deposit Insurance Corporation.

     2.3 Quarterly Report on Form F-4 for the quarter ended March 31, 1997, as filed with the Federal Deposit Insurance Corporation.

     2.4 Quarterly Report on Form F-4 for the quarter ended June 30, 1997, as filed with the Federal Deposit Insurance Corporation.

     2.5 Current Report on Form F-3 dated January 30, 1997, as filed with the Federal Deposit Insurance Corporation.

     3    None.

     4.1  Bylaws of the Falmouth Bancorp, Inc.*

     4.2  Certificate of Incorporation of Falmouth Bancorp, Inc.*

     4.3  Agreement  and  Plan  of   Reorganization   By  and  Between  Falmouth
          Co-operative Bank and Falmouth Bancorp, Inc.*

     5    Specimen Stock Certificate of Falmouth Bancorp, Inc.*

     6    1996 Annual Report of Falmouth Co-operative Bank.**



     * Exhibit is incorporated herein by reference to the Registration Statement on Form S-4 of the Registrant (Registration No. 333-16931), as filed with the Securities and Exchange Commission on November 27, 1996.

     **   Included as part of Exhibit 2.1 above.

                                    SIGNATURE



     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      FALMOUTH BANCORP, INC.

                                      By:
                                         ---------------------------------------
                                           Santo P. Pasqualucci
                                           President and Chief Executive Officer




Dated: September 29, 1997

CONFORMED
                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      FALMOUTH BANCORP, INC.

                                      By:  /s/ Santo P. Pasqualucci
                                         ---------------------------------------
                                           Santo P. Pasqualucci
                                           President and Chief Executive Officer




Dated: September 29, 1997